                               Exhibit 10 (aaaa)

                          CONFIRMATION OF DIRECT LEASE
                             AND LEASEHOLD MORTGAGE


          THIS CONFIRMATION OF DIRECT LEASE AND LEASEHOLD MORTGAGE (this "Confirmation") is made as of the 30th day of July, 1997, by COPLEY PLACE ASSOCIATES, LLC, a Delaware limited liability company having its principal place of business c/o Overseas Partners Capital Corp., 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346 ("Copley"), URBAN INVESTMENT AND DEVELOPMENT CO., an Illinois general partnership, having its principal place of business at 900 North Michigan Avenue, Chicago, Illinois 60611("UIDC"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, having its principal place of business at One Madison Avenue, New York, New York 10010 ("Mortgagee").

          WHEREAS, by Lease dated as of December 22, 1978, by and between the Massachusetts Turnpike Authority (the "MTA") and Urban Investment and Development Co., a Delaware corporation ("Urban") UIDC's predecessor in interest, which lease was amended and restated as of January 31, 1980, and modified by Technical Memorandum dated November 12, 1980, Amendment to Technical Memorandum dated December 15, 1980, Second Amendment to Technical Memorandum dated May 18, 1981, and Third Amendment to Technical Memorandum dated February 21, 1990 (the "Master Lease"), notice of which lease is recorded with the Suffolk Registry of Deeds in Book 9804, Page 1, and filed with the Suffolk Registry District of the Land Court as Document No. 356809 as amended by Amended Notice of Lease recorded with the Suffolk Registry of Deeds in Book 16150, Page 072, the MTA leased to UIDC certain property in the City of Boston, Massachusetts described in Schedule A of the Master Lease (the "Master Lease Premises"); and

          WHEREAS, the tenant's interest in and to the Master Lease is now held by UIDC, pursuant to that certain Instrument of Transfer dated as of December 24, 1986, recorded in the Suffolk Registry of Deeds in Book 16150, Pg. 53 and filed with the Suffolk Registry of the Land Court as Document Number 462741; and

          WHEREAS, by Sublease dated August 31, 1982 (hereinafter called the "Central Area Lease"), Urban subleased to UIDC of Massachusetts, Inc. ("UIDC-MA") a portion of the Master Lease Premises which is described in Schedule A of said notice, and in Exhibit "A" annexed hereto and the rights and easements
                    -------
described in the Central Area Lease (the "Central Area Premises") for a term commencing on August 31, 1982 and expiring on December 13, 2077, unless sooner terminated as therein provided, notice of which Central Area Lease is recorded in the Suffolk Registry of Deeds in Book 10056, Page 233, which Central Area Lease has been assigned by UIDC-MA to Urban by Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, Page 216, and further assigned by Urban to Carlyle Real Estate Limited Partnership, XIII ("Carlyle") by Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, Page 225, and further assigned by Carlyle to Copley Place Associates, an Illinois general partnership ("CPA") by

Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, Page 235, as further assigned by Urban to CPA by Assignment of Tenant's Interest in Sublease dated September 1, 1983, recorded in the Suffolk Registry of Deeds in Book 10592, Page 246, as amended by First Amendment of Central Area Air Rights Sublease dated March 21, 1985, by and between Urban, and UIDC-MA, recorded in the Suffolk Registry of Deeds in Book 11479, Page 339, and as further assigned by Assignment of Tenant's Interest in Sublease dated July 18, 1989, by CPA to Copley Place Associates Nominee Corporation, a Delaware corporation ("Nominee"), recorded in the Suffolk Registry of Deeds in Book 15873, Page 232; and

          WHEREAS, the tenant's interest in the Central Area Lease is now held by Copley, as successor by merger to Nominee by Certificate of Merger dated July 24, 1997 and to be filed in the office of the Suffolk County Registry of Deeds prior hereto; and

          WHEREAS, by Non-Disturbance, Recognition and Direct Leasing Agreement dated as of August 31, 1982, by and among the Authority, Urban and UIDC-MA (the "Direct Leasing Agreement"), recorded with said Registry of Deeds in Book 10056, Page 242, the MTA agreed, inter alia, to recognize Copley, upon proper notice from Copley, as a direct tenant of the Central Area Premises under and pursuant to the terms of the Central Area Lease; and

          WHEREAS, Mortgagee has made a loan to Copley and UIDC in the amount of $195,000,000 (the "Loan"), which Loan is secured by, among other things, a leasehold mortgage, security agreement and fixture financing statement dated as of the date hereof and recorded immediately prior to the recording of the Notice (as hereinafter defined) in said Registry of Deeds, encumbering, among other things, UIDC's interest in and to the Master Lease and Copley's interest in and to the Central Area Lease (the "Mortgage"); and

          WHEREAS, as a condition to making the Loan, Mortgagee has required that the Master Lease be terminated with respect to the Central Area Premises and that the Central Area Lease become a direct lease of the Central Area Premises between the MTA and Copley under and pursuant to the terms of the Direct Leasing Agreement and the Central Area Lease; and

          WHEREAS, by Notice of Direct Lease dated the date hereof and recorded immediately prior to the recording of this Confirmation in said Register of Deeds (the "Notice"), Copley has given proper notice to the MTA exercising its rights under the Direct Leasing Agreement to have the Central Area Lease become a direct lease with respect to the Central Area Premises between the MTA and Copley, and UIDC has, by executing the Notice, assigned its rights in and to the Central Area Lease as landlord to the MTA in accordance with the terms of the Direct Leasing Agreement; and

          WHEREAS, the parties desire to confirm the transactions effected by the Notice.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Copley hereby confirms that it has caused the Master Lease to be terminated with respect to the Central Area Premises pursuant to the Notice, and that the Central Area Lease simultaneously with such termination has become a direct lease between the MTA and Copley pursuant to the terms of Section 6 of the Direct Leasing Agreement with the result that Copley's interest in the Central Area Premises is independent of, and in no way contingent upon, the Master Lease.

          2. UIDC hereby confirms that by executing the Notice, UIDC has assigned to the MTA all of its interest as lessor under the Central Area Lease pursuant to the terms of Section 6 of the Direct Lease Agreement.

          3. Mortgagee, as existing lender, hereby acknowledges that it has executed the Notice to evidence its consent to the effectuation of the direct lease described above pursuant to the Notice.

          4. Copley hereby confirms that (i) the Mortgage covers and encumbers among other things, such direct leasehold interest of Copley in and to the Central Area Premises pursuant to the terms of the Central Area Lease with the MTA, (ii) Mortgagee has a valid first mortgage lien on, among other things, such direct leasehold interest of Copley in and to the Central Area Premises, and
(iii) the continuance in effect of the Central Area Lease as such direct lease shall not alter or affect the continuance in effect or the priority of the lien of the Mortgage, and the Mortgage constitutes a first mortgage lien on, among other things, such direct leasehold interest of Copley in and to the Central Area Premises, with the same priority.

          5. Mortgagee hereby confirms that, as a result of such termination of the Master Lease as to the Central Area Premises and such direct Central Area Lease between the MTA and Copley, UIDC has been released from all its obligations and liabilities under the Mortgage, the notes secured thereby (the "Notes") and all other documents evidencing or securing the Loan (the "Other Loan Documents"), and such release shall have no effect on Copley's or any other party's obligations under such documents.

          6. The provisions of Section 1.17 of the Mortgage are incorporated herein by reference as if herein set forth in full and shall be fully applicable to this instrument.

          7. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Confirmation, as a sealed instrument, by their duly authorized representative(s) as of the day and year first written above.

WITNESS/ATTEST:


                                    COPLEY PLACE ASSOCIATES LLC,
                                    a Delaware limited liability company

                                    By:   Overseas Partners Capital Corp.
                                          its managing member

/s/ Marcia M. Miller                By:   /s/ Bruce M. Barone
--------------------                      -------------------
                                          Its President and CEO
                                          Hereunto duly authorized

                                    By:   JMB Realty Corporation,
                                          its member

/s/ Stephanie C. Silvers            By:   /s/ Elizabeth Kogen
------------------------                  -------------------
                                          Its Vice President
                                          Hereunto duly authorized

                                    URBAN INVESTMENT AND
                                    DEVELOPMENT CO.
                                    an Illinois general partnership

                                    By:   JMB Realty Corporation
                                          its managing general partner
/s/ Stephanie C. Silvers            By:   /s/ Elizabeth Kogen
------------------------                  -------------------
                                          Its  Vice President
                                          Hereunto duly authorized
/s/ K.C. Votta
--------------

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY
                                    a New York corporation

/s/ Joseph Vicker                   By:  /s/ Mitchell E. Ryan
-----------------                        --------------------
                                         Its Assistant Vice President
                                         Hereunto duly authorized

                                ACKNOWLEDGEMENTS

STATE OF GEORGIA   )
                   )   ss.:
COUNTY OF DEKALB   )



          On this the 30th day of July, 1997, before me, the undersigned personally appeared Bruce M. Barone acknowledged himself/herself to be a President of Overseas Partners Capital Corp., a Delaware corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order for the purposes therein contained.

          In witness whereof I hereunto set my hand.

                                         /s/ Elise Kitchens
                                         ------------------
                                          NOTARY PUBLIC
                                           12/12/2000

STATE OF NEW YORK        )
                         )  ss:
COUNTY OF NEW YORK       )



                                                   July 30, 1997


Then personally appeared before me, the above named Elizabeth Kogen, Vice President of JMB Realty Corporation, a Delaware corporation, managing general partner of URBAN INVESTMENT AND DEVELOPMENT CO., an Illinois general partnership, who executed the foregoing instrument and acknowledged that he/she executed the foregoing instrument as the free act and deed of said corporation in its capacity as a member of said general partnership pursuant to proper authorization of the members of the general partnership, and as the free act and deed of said general partnership

                                         /s/ Frank S. Caiazzo
                                         --------------------
                                         Notary Public
                                         My Commission Expires:

                                 FRANK S. CAIAZZO
                         Notary Public, State of New York
                                  No. 43-4777178
                           Qualified in Richmond County
                       Certificate filed in New York County
                        Commission Expires March 30, 1998

STATE OF NEW YORK   )
                    ) SS.
COUNTY OF NEW YORK  )



                                                   July 30,1997


     Then personally appeared the above-named Mitchell Ryan, Assistant Vice President of Metropolitan Life Insurance Company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said company.


                                    /s/ Lily H. Lee
                                    ---------------
                                    Notary  Public
                                    My commission expires June 13, 1998

                                   LILY H. LEE
                         Notary Public, State of New York
                                  No. 30-4934013
                            Qualified in Nassau County
                       Certificate Filed in New York County
                         Commission Expires June 13, 1998

                                ACKNOWLEDGMENTS


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )



          On this the 30 day of July, 1997, before me, the undersigned,
                      --
personally appeared Elizabeth Kogen who acknowledged himself/herself to be a Vice President of JMB Realty Corporation, a Delaware corporation, the
--------------
corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order for the purposes therein contained.

               In witness whereof I hereunto set my hand.

                                         /s/ Frank Caiazzo
                                         -----------------

                                                    FRANK S. CAIAZZO
                                            Notary Public, State of New York
                                                     No. 43-4777178
                                              Qualified in Richmond County
                                          Certificate filed in New York County
                                           Commission Expires March 30, 1998

                                  EXHIBIT "A"

                            Description of Premises